UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2023

RISE GOLD CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-53848	30-0692325
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

650-669 Howe Street
 Vancouver, British Columbia, Canada V6C 0B4
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (604) 260-4577

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On September 6, 2023 the Company announced that it has submitted a Petition to the County of Nevada  asserting its vested right to mine at the Idaho-Maryland-Brunswick Mine on September 1, 2023. The Petition was prepared by Mitchell Chadwick LLP and was independently reviewed by Cooper & Kirk, PLLC. As demonstrated in the Petition, mining operations on the Vested Mine Property are a vested use, protected under the California and federal Constitutions, and a use permit is not required for mining operations to continue.

The Company owns the Idaho-Maryland-Brunswick Mine, consisting of 175 acres of surface land and a 2,560-acre mineral estate (the "Vested Mine Property"), located in Nevada County ("County"), California. Before the Vested Mine Property was consolidated into its current configuration in 1941, it existed as multiple historical mines and operations referred to in the Petition as the "Mine Property" or the "Mine."

For the vested right to be recognized by the County, Rise needs to demonstrate that fact that mine operations were being conducted both before and immediately after the County first required a permit to mine in 1954. The Petition and its exhibits are replete with historical evidence that mining was conducted at the Vested Mine Property prior to, during, and after 1954, when the County first required a use permit.

Once vested, this right to mine endures unless it is abandoned, which has not occurred here. Abandonment only occurs if two conditions are met: (1) there is evidence of a property owner's actual intent to abandon the vested mining right; and (2) an overt act (or failure to act) demonstrating such intent. The California Supreme Court has held that a vested mining right is not abandoned merely because the mine has been inactive for periods of time, and the Court has found that cessation of use alone does not constitute abandonment of a mine.

The Nevada County Board of Supervisors will hold a public hearing regarding the Company's Petition on October 27th of this year. A decision on the Petition is not discretionary, rather the Board of Supervisors must decide whether to confirm the vested rights by reviewing the historical facts in light of how the California Supreme Court has interpreted the relevant legal principles.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press release dated September 6, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 6, 2023

RISE GOLD CORP.

/s/ Benjamin Mossman
Benjamin Mossman
Chief Executive Officer